                                                                   Exhibit 10(h)

                       FIRST AMENDMENT TO LEASE AGREEMENT


          THIS FIRST AMENDMENT TO LEASE ("Amendment") is made effective as of the 1st day of September, 1999 ("Effective Date") between HEALTH CARE REIT, INC., a corporation organized under the laws of the State of Delaware ("Landlord"), having its principal office located at One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603, and JUST LIKE HOME, INC. and JLH SERIES I, INC., each a corporation organized under the laws of the State of Florida (collectively called "Tenant"), having its principal office located at 3655 Cortez Road, Suite 110, Bradenton, Florida 34210-3147.

                                R E C I T A L S

          A. Landlord leased to Tenant property located in Leesburg, Florida; Haines City, Florida; Lake Wales, Florida; and Orange City, Florida (collectively called "Property") pursuant to a Lease Agreement dated as of May 1, 1999 ("Lease"). Tenant is operating assisted living facilities (collectively called "Facility") on the Property.

          B. Tenant and Landlord desire to amend the Lease Agreement to reflect certain changes in the terms of the documents.

          NOW THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

          1. Definitions. Any capitalized terms not defined in this Amendment
             -----------
shall have the meaning set forth in the Lease.

          2.  Events of Default. Section 8.1(a) of the Lease is amended to read
              -----------------
in its entirety as follows:

          (a) Tenant fails [i] to pay in full any installment of Rent under this Lease within 8 days after such payment is due; [ii] to pay Landlord's attorney's fees and expenses as provided under the Settlement Agreement; [iii] to comply with (S)3.1, (S)4.1, (S)4.2, (S)4.4, (S)7.3.1(a)-(b),
     (S)15.8, (S)15.10, and Article 19 of this Lease; or [iv] to deliver the Operating Performance Letter of Credit to Landlord as required under
     (S)15.7.

          3.  Affirmation. Except as specifically modified by this Amendment,
              -----------
the terms and provisions of the Lease are hereby affirmed and shall remain in full force and effect.

          4.  Binding Effect. This Amendment shall be binding upon and inure to
              --------------
the benefit of the successors and permitted assigns of Landlord and Tenant.

          5.  Further Modification. The Lease may be further modified only by a
              --------------------
writing signed by Landlord and Tenant.

          6.  Counterparts. This Amendment may be executed in multiple
              ------------
counterparts, each of which shall be deemed an original hereof.

          IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first set forth above.

Signed and acknowledged
in the presence of:                   HEALTH CARE REIT, INC.

Signature ________________________    By: _______________________________
Print Name _______________________
                                            Title: ______________________
Signature ________________________
Print Name _______________________

                                      JUST LIKE HOME, INC.

Signature ________________________     By: ______________________________
Print Name _______________________
                                            Title: ______________________
Signature ________________________
Print Name _______________________

                                      JLH SERIES I, INC.

Signature ________________________    By: _______________________________
Print Name _______________________
                                            Title: ______________________
Signature ________________________
Print Name _______________________


THIS INSTRUMENT PREPARED BY:
Cynthia L. Rerucha, Esq.
Shumaker, Loop & Kendrick, LLP
1000 Jackson Street
Toledo, Ohio 43624

                                       2